UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report ( Date of Earliest Event Reported): December 30, 2011

Commission file number: 000-54167

Sanomedics International Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-3320809
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

80 SW 8th Street, Suite 2180, Miami, Florida	33180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 433-7814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

DISMISSAL OF GRUBER & COMPANY, LLC. AS THE REGISTRANT'S INDEPENDENT AUDITOR

Effective December 30, 2011,  Sanomedics International Holdings, Inc. (the "Company") notified its  principal  independent  auditor,  Gruber & Company,  LLC  of Lake St. Louis, Missouri (the  "Former   Accountant")  of  its  decision  to  change principal independent auditors.

The Former Accountant's  report on the Company's  financial  statements for the fiscal years ended  December  31, 2010 and 2009,  did not contain an adverse opinion or a  disclaimer  of opinion  and was not  qualified  or  modified as to uncertainty, audit scope or accounting principles, except as follows:

The Former Accountant's  report on the Company's  financial  statements for the fiscal years ended December 31, 2010 and 2009 contained a separate paragraph stating "The accompanying  financial statements have been prepared assuming that the Company  will  continue as a going  concern.  As  discussed in Note 2 to the financial statements, the Company has incurred substantial losses. This raises substantial doubt about its ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty"

During the Company's fiscal years ended December 31, 2010 and 2009, and the nine month period ended September 30, 2011, and through December 30, 2011, which preceded this change of independent  auditors,  there were no disagreements with the Former  Accountant  on any matter of  accounting  principles  or  practices, financial   statement   disclosure   or  auditing   scope  or  procedure,   which disagreements,  if not resolved to the satisfaction of the Former  Accountant, would have caused the Former  Accountant to make reference to the subject matter thereof in its reports.  During the  Company's  fiscal years ended  December 31, 2010 and 2009,  and the nine month period ended  September 30, 2011, and through December  30,  2011,  there have been no  reportable  events (as defined in Item 304(a)(1)(v) of Regulation S-K of the SEC's rules and regulations).

The change in auditor was  recommended  and approved by the Company's Board of Directors effective December 30, 2011.

The Company  provided the Former  Accountant with a copy of the disclosures set forth in this  Current  Report  on Form 8-K and  requested  that the  Former Accountant  furnish the Company with a letter  addressed to the U.S.  Securities and Exchange  Commission  stating  whether it agrees with the statements made by the Company herein.  When we receive such letter from the Former Accountant,  we will file an amendment to this Form 8-K and attach such letter as an exhibit.

ENGAGEMENT OF MALLAH FURMAN, AS THE REGISTRANT'S INDEPENDENT AUDITOR

The Company has engaged Mallah Furman, Certified Public Accountants in Miami Florida (the  "New  Accountant")  to  serve  as the  new  independent  registered  public accounting firm responsible for auditing the Company's financial  statements for the fiscal year ending December 31, 2011.

The change in auditor was  recommended  and approved by the Company's Board of Directors effective December 30, 2011.

During the Company's fiscal years ended December 31, 2010 and 2009, and the nine month  period ended  September  30,  2011,  and through  December 30, 2011, neither  the  Company  nor  anyone on behalf of the  Company  consulted  the New Accountant regarding (1) the application of accounting principles to a specified transaction,  either  completed or proposed,  or the type of audit  opinion that might be rendered on the Company's  consolidated  financial statements,  and the New  Accountant  did not provide  either a written  report or oral advice to the Company that was an  important  factor  considered  by the Company in reaching a decision as to any accounting,  auditing,  or financial reporting issue, (2) any matter that was either the subject of a disagreement  with the Former Accountant on  accounting  principles  or  practices, financial  statement  disclosure  or auditing scope or procedures,  which, if not resolved to the satisfaction of the Former Accountant,  would have caused the Former Accountant to make reference to the  matter  in their  report,  or a  "reportable  event" as  described  in Item 304(a)(1)(v) of Regulation S-K of the SEC's rules and regulations.

The Company decided to change its independent  registered public accounting firm in order to take advantage of firm's knowledge and experience in the HealthCare Industry and to take advantage of the firm's size and available resources as compared to the Former Accountant.

Item 9.01	Financial Statements and Exhibits
16.1	Letter from Gruber and Company, LLC

SIGNATURES

Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto authorized.

Date: January 6, 2012

Sanomedics International Holdings, Inc

By: /s/ Craig Sizer
Chief Executive Officer

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